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                                                                    EXHIBIT 10.4

                         INTERMOUNTAIN COMMUNITY BANCORP
                       RESTRICTED STOCK PURCHASE AGREEMENT

         THIS RESTRICTED STOCK PURCHASE AGREEMENT ("Agreement") is entered into by and between Intermountain Community Bancorp ("Bancorp") and the Grantee, named below, on ___________________, __________.

         Grantee:_______________________________________________________________

         Shares:  ________________________ Purchase Price:______________________

         Date of Grant:_________________

This Agreement is subject to the terms and conditions of Bancorp's Second Amended and Restated Employee Stock Option and Restricted Stock Plan (the "Plan"). Such terms and conditions are incorporated herein by this reference. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Plan, the terms and condition of the Plan shall govern.

1.       PURCHASE OF SHARES

         a. General. In connection with a Restricted Stock Award (as defined in the Plan) that Bancorp has granted to the Grantee, Bancorp offers to sell to the Grantee, for the per share purchase price set forth above (the "Purchase Price"), the number of shares of Bancorp's Common Stock identified above (the " Shares").

         b. Conditions to Sale of Shares. As a condition precedent to Bancorp's obligation to sell shares under paragraph 1.a, the Grantee shall deliver to Bancorp, within thirty (30) days following the Date of Grant, (i) an original of this Agreement duly executed by the Grantee, and (ii) the aggregate Purchase Price, in cash or cash equivalent; and in the event the Grantee fails to do so, then the rights and obligations of Bancorp and the Grantee hereunder shall terminate without the need for further action by any party, and Bancorp and the Grantee shall have no further rights or obligations with respect to the Restricted Stock Award described in paragraph 1.a.

         c. Issuance of Shares and Delivery of Certificates. Concurrently with the payment by the Grantee of the aggregate Purchase Price, as described in paragraph 1.b, Bancorp shall issue the Shares to the Grantee. All certificates representing the Shares so issued shall be held by the Secretary of Bancorp, as provided in paragraph 3, in escrow.

         d. Rights Upon Issuance of Shares. Until such time as Bancorp exercises its Repurchase Right (defined below) under this Agreement, and subject to any restrictions contained in the Plan or this Agreement, the Grantee (or his successor

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                  in interest) shall have the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Shares, including Unvested Shares (defined below).

         e. Vesting Schedule. The Shares shall vest as provided in the vesting schedule set forth below. In no event shall any portion of the Shares vest after the Grantee first ceases to maintain Continuous Status as an Employee (as defined in the Plan). That portion of the Shares that is not vested at the time that the Grantee first ceases to maintain Continuous Status as an Employee (the "Unvested Shares") shall be subject to the Repurchase Right (defined below) of Bancorp, as described in paragraph 2.

Number of Complete Years of Continuous Status as an               Percent of the Original
          Employee From the Date of Grant                       Number of Shares that Vest *
                             1                                             25%
                             2                                             25%
                             3                                             25%
                             4                                             25%

* The number of Shares that vest each year, resulting from multiplying the original number of Shares by the percentage shown, shall be rounded up to the nearest whole number, but the total number of Shares that vest over the entire vesting period shall not exceed, in the aggregate, the total number of Shares identified in this Agreement above.

2.       REPURCHASE RIGHT

         a. General. Notwithstanding any provisions contained in this Agreement to the contrary, Bancorp shall have the right, but not the obligation, to repurchase all or any portion of the Unvested Shares (the "Repurchase Right") at the Purchase Price originally paid by the Grantee for such Unvested Shares. Such Repurchase Right shall be exercisable at any time during the ninety (90) day period that immediately follows the date on which Grantee, for any reason, first ceases to maintain Continuous Status as an Employee.

         b. Exercise of Repurchase Right. If Bancorp elects to exercise the Repurchase Right for all or any portion of the Unvested Shares, it shall do so by delivering a written notice of exercise to the Grantee prior to the expiration of the ninety
                  (90) day period described in paragraph 2.a. Such notice shall specify the number of Unvested Shares that Bancorp will repurchase and the date on which the repurchase is to be effected, which date shall be not more than thirty (30) days after the date of the notice. To the extent that one or more certificates

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                  representing Unvested Shares may have been previously
                  delivered out of escrow to the Grantee, the Grantee shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of Bancorp the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. Bancorp shall, concurrently with the receipt of such stock certificates (either from escrow or from the Grantee as herein provided), pay to the Grantee, in cash or cash equivalents, an amount equal to the Purchase Price originally paid by the Grantee for the Unvested Shares that Bancorp elects to repurchase. If Bancorp does not elect to exercise the Purchase Right for all or any portion of the Unvested Shares, in the manner and within the time period described above, then Bancorp shall cease to have any further Repurchase Right with respect to the Unvested Shares that it does not elect to repurchase (provided, however, that such Shares shall continue to be subject to the right of first refusal described in paragraph 6).

         c. Additional Shares or Substitute Securities. In the event of a stock dividend, stock split, recapitalization or other change affecting Bancorp's outstanding Common Stock as a class (effected, in each case, without receipt by Bancorp of consideration), then any new, substituted or additional securities or other property (including money paid, other than as a regular cash distribution) that is by reason of such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent that such Shares are at the time Unvested Shares. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares at the time subject to the Repurchase Right hereunder, and to the price per share to be paid upon the exercise of the Repurchase Right, in order to reflect the effect of any such transaction upon Bancorp's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.

3.       ESCROW


         a. Deposit. The Grantee hereby authorizes Bancorp to hold in escrow, in accordance with this paragraph 3, all certificates representing Unvested Shares. In the event any such certificates shall come into the possession of the Grantee, the Grantee shall immediately deliver the same to the Secretary of Bancorp for such purposes. The Grantee further agrees to deliver, at the time any Unvested Shares are issued to him, a duly executed Assignment Separate From Certificate, in the form attached hereto as Exhibit A, to accompany any certificates representing Unvested Shares. The certificates representing Unvested Shares shall remain in escrow until such time or times as they are released or surrendered in accordance with paragraph 3.b.

         b. Release/Surrender. As to Shares in which the Grantee acquires a vested interest (as described in paragraph 1.e), the certificates representing such Shares shall be released from escrow and delivered to the Grantee as soon as practicable after the Grantee acquires such vested interest. As to Shares that are Unvested Shares at

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                  the time that the Grantee first ceases to maintain Continuous
                  Status as an Employee, (i) if Bancorp elects to exercise the Repurchase Right with respect to all or any portion of such Unvested Shares, as provided in paragraph 2, certificates representing the Unvested Shares that Bancorp elects to repurchase shall be delivered to Bancorp, concurrently with the payment to the Grantee, in cash or cash equivalent, of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Grantee shall cease to have any further rights or claims with respect to such Unvested Shares, and (ii) if Bancorp does not elect to exercise the Purchase Right, as provided in paragraph 2, or elects to exercise the Repurchase Right with respect to less than all of the Unvested Shares, certificates for Unvested Shares that Bancorp does not elect to repurchase shall be delivered to the Grantee, and Bancorp shall cease to have any further Repurchase Right with respect to such Unvested Shares (provided, however, that such Shares shall continue to be subject to the right of first refusal described in paragraph 6).

         c. Prohibition on Transfer. The Grantee shall not sell, transfer, pledge, hypothecate or otherwise dispose of Unvested Shares, and any such sale, transfer or pledge in violation of this Agreement shall be void. Bancorp shall not be required (i) to transfer on its books any Shares that shall have been sold or transferred in violation of this Agreement, or (ii) to accord any rights (including, without limitation, the right to vote, to receive dividends, or to receive the proceeds of liquidation) to any transferee to whom such Shares shall have been so transferred.

4. LEGENDS. In order to reflect restrictions on disposition of the Unvested Shares, each certificate representing Shares shall be endorsed with a legend substantially as follows, in addition to any other legends that Bancorp deems to be necessary or advisable:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS AND RIGHT OF FIRST REFUSAL SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT, DATED _______________, A COPY OF WHICH IS ON FILE AT THE OFFICE OF bancorp AND THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE.

5.       SECTION 83(b) ELECTION. The Grantee understands and acknowledges that:

            (i) Under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Shares at the time that any restrictions on the Shares lapse over the Purchase Price for the Shares is taxed, as ordinary income, in the taxable year in which such restrictions lapse. In this context, "restriction" means the right of Bancorp to buy back the Shares pursuant to the Repurchase Right.

            (ii) If Section 83 of the Code is applicable, the Grantee may file a special election ("Section 83(b) Election") so that the excess of the fair market value of the Shares at the time the Shares are transferred to him/her (rather than the time that any

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                  restrictions on the Shares lapse) over the Purchase Price for the Shares is taxed, as ordinary income, in the taxable year in which the Shares are transferred to him/her (rather than the taxable year in which any restrictions lapse). Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future.

            (iii) The Participation will not be entitled to a deduction for any ordinary income previously recognized as a result of making a
                  Section 83(b) Election, if the Unvested Shares are subsequently forfeited to Bancorp.

            (iv) If the value of the Unvested Shares declines after a Section 83(b) Election, such election may cause the Grantee to recognize more compensation income than he/she would have otherwise recognized.

            (v) There may be tax reporting, payroll tax and withholding tax requirements relating to the acquisition, and/or the subsequent vesting, of Shares.

            (vi) THE FORM FOR MAKING A SECTION 83(b) ELECTION IS ATTACHED HERETO AS EXHIBIT B. IF THE GRANTEE CHOOSES TO MAKE SUCH AN ELECTION, THIS FORM MUST BE FILED NO LATER THAN THIRTY (30) DAYS AFTER THE SHARES ARE TRANSFERRED TO HIM. FAILURE TO MAKE A TIMELY SECTION 83(b) ELECTION MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE GRANTEE AS THE REPURCHASE RIGHT LAPSES. IT IS THE GRANTEE'S SOLE RESPONSIBILITY, AND NOT BANCORP'S, TO MAKE A TIMELY SECTION 83(b) ELECTION.

            (vii) THE GRANTEE IS ADVISED TO SEEK INDEPENDENT ADVICE REGARDING
                  THE APPLICABLE PROVISIONS OF ANY TAX LAWS RELATING TO HIS ACQUISITION OF ANY SHARES.

6. RIGHT OF FIRST REFUSAL. All Shares acquired by the Grantee pursuant to this Agreement shall be subject to the right of first refusal of Bancorp described in this paragraph 6.

         a. In the event the Grantee proposes to sell, assign or otherwise transfer such Shares, after the Shares are no longer Unvested Shares, to any person(s) in a bona fide sale, the Grantee shall submit in writing to Bancorp a notice ("Notice of Proposed Sale") that identifies the number of Shares that the Grantee proposes to sell, the person(s) who proposes to buy such Shares, the sales price for such Shares and all other material terms and conditions of the proposed sale. For a period of thirty (30) days from the date it first receives the Notice of Proposed Sale ("Option Period"), Bancorp shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares that the Grantee proposes to sell at the sales price identified in the Notice of Proposed Sale.

         b. If Bancorp wishes to exercise the right of first refusal identified in paragraph 6.a to purchase the Shares that the Grantee proposes to sell, it shall give to the

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                  Grantee a written notice of exercise to that effect within the
                  Option Period; and the purchase and sale of such Shares shall close within ten (10) days after the time Bancorp gives such written notice. At such closing Bancorp shall pay the sales price, in full, in cash or cash equivalent.

         c. If Bancorp does not give the notice of exercise described in paragraph 6.b within the Option Period, or if it waives its right of first refusal identified in paragraph 6.a, then the Grantee may sell the Shares identified in the Notice of Proposed Sale to the person, at the sales price and subject to all other terms and conditions identified in such notice; provided, however, that if such sale by the Grantee does not close within thirty (30) days following the expiration of Bancorp's right of first refusal, then the Shares identified in the Notice of Proposes Sale shall again be subject to all the provisions of this paragraph 6.

         d. Prior to the time that Shares are first sold to any person at fair market value in a bona fide sale, such Shares shall continue to be subject to the restrictions set forth in this paragraph 6, as if the person who proposes to sell those shares were the Grantee.

         e. All sales, assignments or other transfers of Shares in violation of the right of first refusal of Bancorp described in this paragraph 6 shall be void.

7. SECURITIES LAW COMPLIANCE. Notwithstanding any contrary provisions of this Agreement, the Shares may not be sold, assigned or transferred, unless they are registered under applicable Federal and state securities laws and regulations or, if the Shares are not then so registered, an exemption from such registration is available.

8.       MISCELLANEOUS

         a. Successors in Interest. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

         b. Spousal Consent. If the Grantee is married, the Grantee shall obtain the signature of the Grantee's spouse as set forth on the Consent of Spouse below. The Grantee's failure to obtain such consent shall constitute a representation by the Grantee, on which Bancorp shall rely, that the Grantee is unmarried and that the Grantee has sole authority with respect to the Grantee's actions regarding the Shares.

         c. No Right to Employment. Nothing in this Agreement shall affect in any manner whatsoever the right or power of Bancorp to terminate the Grantee's employment with Bancorp, or the Grantee's ability to quit Bancorp's employment, with or without cause, at any time.

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

GRANTEE:                                 INTERMOUNTAIN COMMUNITY BANCORP,
                                         an Idaho corporation

____________________________________     By:____________________________________

Print Name: ________________________     Title:_________________________________

Address: ___________________________

         ___________________________

         ___________________________

Social Security No._________________

Grantee hereby acknowledges that he have received a copy of the Plan.

__________________________________________

Print Name:_______________________________

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                             SPOUSAL ACKNOWLEDGEMENT

         The undersigned spouse of Grantee has read and hereby approves the foregoing Agreement. In partial consideration of Bancorp granting to Grantee the right to acquire the Purchased Shares in accordance with the terms of this Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including, without limitation, the right of the Bancorp to purchase any Purchased Shares of Grantee pursuant to this Agreement.

_______________________________________________________

Print Name:_______________________________

                                     Address: __________________________________

                                              __________________________________

                                              __________________________________

                                     Social Security No.________________________

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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto, ________________________________, ________________________ (_______)
shares of the Common Stock of Intermountain Community Bancorp, an Idaho corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint ____________ as attorney-in-fact, to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated: _____________________, _____

                                       _________________________________________

                                       Print Name:______________________________

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                                    EXHIBIT B

                           SECTION 83(b) TAX ELECTION

         The undersigned hereby elects pursuant to Internal Revenue Code Section 83(b) with respect to the property described in paragraph 2 below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and taxpayer identification number of the undersigned are:

         ________________________________
         ________________________________
         ________________________________

         Taxpayer I.D. No._______________

2. Description of property with respect to which the election is being made:

         _____________ shares of Common Stock, no par value, in Intermountain Community Bancorp (the "Bancorp"). Such shares were already owned by taxpayer at the time the restrictions described in paragraph 4 were imposed.

3. Date on which property is transferred and taxable year for which the election is made:

         The transfer of the property described in paragraph 2 occurred on ____________, when the restrictions described in paragraph 4 were imposed.

         The taxable year for which this election is made is calendar year
         ___________.

4. The nature of the restriction(s) to which the property is subject is:

         The subject shares are subject to a Restricted Stock Purchase Agreement between the shareholder and Bancorp dated ________________, _________ (the "Purchase Agreement") pursuant to which the shares are subject to a right of purchase by Bancorp in the event that the shareholder's service to Bancorp is voluntarily terminated or terminated for cause, as defined in the Repurchase Agreement. If the right of repurchase is exercised, the purchase price is the price originally paid for the share by taxpayer. The right of repurchase lapses as to ____________ of the original number of shares acquired by taxpayer as the shareholder completes each year of continuous service with Bancorp.

         The property is non-transferable in the taxpayer's hands, by virtue of language to that effect stamped on the stock certificate.

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5. Fair market value:

         On the date the restrictions described in paragraph 4 were imposed, the shares described in paragraph 2 had a fair market value of
         ________________________.

6. Amount paid for property:

         Taxpayer paid fair market value for the property described in paragraph 2.

7. Furnishing statement to employer:

         A copy of this statement has been furnished to Bancorp, as required by Reg. Section 1.83(b)-2(d).

Dated:  _____________________.

                                      __________________________________________

                                      Print Name:_______________________________

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS OR HER FEDERAL INCOME TAX RETURNS. THE ELECTION MUST BE FILE WITHIN THIRTY (30) DAYS AFTER THE TRANSFER OF SHARES TO HIM. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. PURCHASER MUST RETAIN TWO (2) COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAXABLE YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.

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